UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2013

TransUnion Holding Company, Inc.
TransUnion Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-182948	61-1678417
Delaware	333-172549	74-3135689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed on December 20, 2013 (the “Initial Form 8-K”), to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the recently completed acquisition (the “Acquisition”) of substantially all of the assets of TLO, LLC, ("TLO") by TransUnion Risk and Alternative Data Solutions, Inc., a wholly-owned subsidiary of TransUnion Holding Company, Inc. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The required audited financial statements of TLO, LLC as of and for the nine months ended September 30, 2013, and as of and for the year ended December 31, 2012, and the Independent Auditor’s Report are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The required unaudited pro forma combined financial statements relating to the Acquisition of TLO as of September 30, 2013, and for the nine months ended September 30, 2013, and the periods ended December 31, 2012, are attached hereto as exhibit 99.2 and incorporated herein by reference.

(c)	n/a

(d)	Exhibits

Exhibit No.    Description

99.1	TLO, LLC - Audited Financial Statements as of and for the Nine Months Ended September 30, 2013, and as of and for the Year Ended December 31, 2012, and the Independent Auditor’s Report.

99.2
Unaudited pro forma combined financial information relating to the Acquisition of TLO as of September 30, 2013, for the nine months ended September 30, 2013, and for the periods ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 3, 2014                TRANSUNION HOLDING COMPANY, INC.
TRANSUNION CORP.

/s/ Mick Forde
Mick Forde
Vice President Corporate Law and Assistant Secretary

EXHIBIT INDEX

Exhibit No.    Description

99.1	TLO, LLC - Audited Financial Statements as of and for the Nine Months Ended September 30, 2013, and as of and for the Year Ended December 31, 2012, and the Independent Auditor’s Report.

99.2
Unaudited pro forma combined financial information relating to the Acquisition of TLO as of September 30, 2013, for the nine months ended September 30, 2013, and for the periods ended December 31, 2012.